INVESTOR PRESENTATION FOURTH QUARTER 2022

2FOURTH QUARTER 2022 INVESTOR PRESENTATION This presentation contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, including Apollo Bancshares, Inc. and Drummond Banking Company, or expects to acquire, including Professional Holding Corp. as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and any variants thereof and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements. All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through the use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the impact of current and future economic and market conditions generally (including seasonality) and in the financial services industry, nationally and within Seacoast’s primary market areas, including the effects of inflationary pressures, elevated interest rates, slowdowns in economic growth, and the potential for high unemployment rates, as well as the financial stress on borrowers and changes to customer and client behavior (including the velocity of loan repayment) and credit risk as a result of the foregoing; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes, including those that impact the money supply and inflation; the risks of changes in interest rates on the level and composition of deposits (as well as the cost of, and competition for, deposits), loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the adverse impact of COVID-19 (economic and otherwise) on the Company and its customers, counterparties, employees, and third-party service providers, and the adverse impacts to our business, financial position, results of operations and prospects; government or regulatory responses to the COVID-19 pandemic; changes in accounting policies, rules and practices, including the impact of the adoption of the current expected credit losses (“CECL”) methodology; uncertainty related to the impact of LIBOR calculations on securities, loans and debt; changes in retail distribution strategies, customer preferences and behavior generally and as a result of economic factors; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; the Company’s concentration in commercial real estate loans and in real estate collateral in Florida; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect Seacoast or the banking industry; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk, as well as the effect of a fall in stock market prices on our fee income from our brokerage and wealth management businesses; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues and revenue synergies; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company’s ability to identify and address increased cybersecurity risks, including as a result of employees working remotely; inability of Seacoast’s risk management framework to manage risks associated with the Company’s business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms, including the impact of supply chain disruptions; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that is critical to the Company’s business growth strategy; the effects of war or other conflicts, including the impacts related to or resulting from Russia’s military action in Ukraine, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving the Company, including as a result of the Company’s participation in the Paycheck Protection Program (“PPP”); Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company’s operations and tax planning strategies are less than currently estimated and sales of capital stock could trigger a reduction in the amount of net operating loss carryforwards that the Company may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company’s market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible credit losses. The risks relating to the merger with Professional Holding Corp. include, without limitation: the diversion of management's time on issues related to the merger; unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the mergers being lower than expected; the risk of deposit and customer attrition; regulatory enforcement and litigation risk; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruptions, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 under "Special Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors", and otherwise in the Company’s SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov. Cautionary Notice Regarding Forward-Looking Statements

01 ABOUT SEACOAST BANK 02 OUTLOOK 03 COMPANY PERFORMANCE 04 APPENDIX AGENDA

AGENDA ABOUT SEACOAST BANK

5FOURTH QUARTER 2022 INVESTOR PRESENTATION • $12.1 billion in assets as of December 31, 2022, operating in the nation’s third-most populous state • Strong presence in Florida’s most attractive markets ▪ #1 Florida-based bank in Orlando MSA ▪ #1 Florida-based bank in Palm Beach county ▪ #1 market share in Port St. Lucie MSA ▪ #2 Florida-based bank in St. Petersburg • A top three publicly traded community bank headquartered in Florida • Market Cap: $2.2 billion as of December 31, 2022 • Diverse customer base concentrated in the strongest markets in Florida • Prudent capital position, supporting further organic growth and opportunistic acquisitions • Unique customer analytics capabilities, driving value creation with new, acquired, and existing customers Jacksonville MSA West Palm Beach Fort Lauderdale Miami MSA Port St. Lucie MSA Orlando MSA Tampa St. Petersburg MSA Naples Fort Myers MSA Valuable Florida Franchise, Well-Positioned with Strong Capital SEACOAST BANK FOOTPRINT

6FOURTH QUARTER 2022 INVESTOR PRESENTATION Florida’s Economic Strength Continues, and Acquisition Opportunities Remain Florida’s economic strength is evident. Individual and business migration to Florida has surged, and the economy has diversified across finance and technology. 14.6% Between 2010 and 2020, Florida’s population grew at twice the rate of overall U.S. population growth #1 Florida was the top state for net in-migration for the fifth consecutive year For the second consecutive year, Florida’s corporate income tax collections exceeded the fiscal budgeted amount. As a result, the Florida Dept of Revenue refunded the excess to corporations in April 2022 Florida Announces Surplus of $21.8 Billion for Fiscal Year 2021-22 Notes: 1Defined as having all branch locations in the state of Florida 2Includes US chartered subsidiaries of foreign banking organizations

7FOURTH QUARTER 2022 INVESTOR PRESENTATION PROVEN TRACK RECORD OF SUCCESSFUL AND VALUE-ADDED INTEGRATIONS

8FOURTH QUARTER 2022 INVESTOR PRESENTATION Commercial Real Estate - Owner Occupied $1,478,302 18% Construction and Land Development $587,332 7% Paycheck Protection Program $4,590 <1%Consumer $286,587 4% Commercial & Financial $1,348,636 16% Commercial Real Estate - Non-Owner Occupied $2,589,774 32% Residential Real Estate $1,849,503 23% At December 31, 2022 ($ in thousands) Seacoast's Lending Strategy Sustains a Diverse Loan Portfolio The Company remains focused and committed to its strict credit underwriting standards. Construction and land development and commercial real estate loans, as defined in regulatory guidance, represent 41% and 210%, respectively, of total consolidated risk based capital. Seacoast’s average commercial loan size is $621 thousand. Portfolio diversification in terms of asset mix, industry, and loan type, has been a critical element of the Company’s lending strategy. Exposure across industries and collateral types are broadly distributed. Construction & Land Development and CRE Loans to Total Risk Based Capital 271% 210% 64% 41% CRE Construction & Land Development Peers SBCF Peer Source: 3Q’22 S&P Capital

9FOURTH QUARTER 2022 INVESTOR PRESENTATION 64% Deposits End-of-Period ($ in millions) $8,068 $9,244 $9,189 $8,765 $9,982 $4,966 $5,776 $5,862 $5,699 $6,409 $2,547 $2,937 $2,859 $2,639 $3,050 $555 $531 $468 $427 $523 0.25% 0.50% 1.75% 3.25% 4.50% 0.06% 0.06% 0.06% 0.09% 0.21% Transaction Accounts Savings & Money Market Time Deposits Fed Funds Cost of Deposits 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 Strong Deposit Franchise Supported by Attractive Markets • Continued focus on organic growth and relationship-based funding, in combination with our innovative analytics platform, supports a well- diversified, low-cost deposit portfolio. • Transaction accounts represent 64% of overall deposit funding. • The Company benefits from a granular deposit franchise, with the top ten depositors representing less than 4% of total deposits. • 88% of deposit accounts have balances less than $5 million, and 70% have balances less than $1 million.

10FOURTH QUARTER 2022 INVESTOR PRESENTATION Seacoast’s Approach to Customer Analytics Is a Unique Advantage

11FOURTH QUARTER 2022 INVESTOR PRESENTATION Unique Approach to Growing Customer Value

12FOURTH QUARTER 2022 INVESTOR PRESENTATION Priorities for 2023 and Beyond - Executing Balanced Growth Strategy BUILD the business to become the dominant commercial bank in Florida ▪ Organic growth leveraging technology and high performance culture to attract best banking talent in Florida from larger regionals ▪ Opportunistic acquisitions leveraging our proven M&A capabilities MATURE the business with a solid and scalable foundation moving to mid-size bank ▪ Systems and data infrastructure to efficiently support added scale and complexity, nurturing a culture of insight-driven decision making ▪ Scale enterprise risk capabilities to further align with mid-size bank regulatory standards and expectations ENERGIZE the business fostering a high performing, client centric culture united around 96-year history ▪ Continue to attract and reward top talent and a diverse workforce ▪ Continue momentum around end-to- end local market ownership demonstrating collaboration that drives one-team, one Seacoast

AGENDA OUTLOOK

14FOURTH QUARTER 2022 INVESTOR PRESENTATION Key Principles to Driving Long-Term Shareholder Value

AGENDA COMPANY PERFORMANCE

16FOURTH QUARTER 2022 INVESTOR PRESENTATION • Net interest margin expanded 69 basis points to 4.36%. Excluding the effects of accretion on acquired loans, net interest margin expanded 43 basis points to 4.01%. • Cost of deposits remains low at 21 basis points. • Pre-tax pre-provision earnings increased 7% to $46.0 million. On an adjusted basis, pre-tax pre-provision earnings1 increased 36% to $66.6 million, and pre-tax pre-provision return on tangible assets1 increased to 2.28%. • Disciplined organic loan growth of 14% on an annualized basis, ending the period with 82% loan to deposit ratio. • Loan yields expanded 84 basis points to 5.29%. • Continued strong asset quality trends, with nonperforming loans representing 0.35% of total loans. • Continued success building wealth management franchise, ending the year with assets under management at $1.4 billion, an increase of 12% when compared to December 31, 2021. • Completed the acquisitions of Apollo Bancshares, Inc. and Drummond Banking Company on October 7, 2022. • The acquisition of Professional Holding Corp., the holding company of Professional Bank, was consummated on January 31, 2023. Fourth Quarter 2022 Highlights 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. Comparisons are to third quarter of 2022 unless otherwise stated

17FOURTH QUARTER 2022 INVESTOR PRESENTATION Significant Expansion in Net Interest Margin and Net Interest Income ($ in th ou sa nd s) $72,412 $76,639 $81,764 $88,399 $119,858 3.16% 3.25% 3.38% 3.67% 4.36% 2.91% 3.05% 3.24% 3.57% 4.01% Net Interest Income Net Interest Margin NIM, excluding PPP and accretion on acquired loans 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 • Net interest income1 totaled $119.9 million, an increase of $31.5 million, or 36%, from the prior quarter. • Net interest margin expanded 69 basis points to 4.36% and, excluding the effect of accretion on acquired loans, net interest margin increased 43 basis points to 4.01%. • Securities yields expanded 41 basis points to 2.77%, reflecting the increasing rate environment. • Loan yields expanded 84 basis points to 5.29%, benefiting from $649.2 million in loan originations during the fourth quarter of 2022. • Cost of deposits at 21 basis points. 1Calculated on a fully taxable equivalent basis using amortized cost.

18FOURTH QUARTER 2022 INVESTOR PRESENTATION $18,330 $16,465 $17,633 $2,606 $3,504 $3,996 $4,135 $4,138 $4,650 $2,356 $2,732 $2,886$2,030 $434 $426 $5,908 $4,294 $4,149 $1,295 $1,363 $1,526 BOLI Other Income Mortgage Banking Wealth Management Interchange Income Service Charges 4Q'21 3Q'22 4Q'22 $18,706 $16,103 $17,651 $2,606 $3,504 $3,996 $4,135 $4,138 $4,650 $2,356 $2,732 $2,886$2,030 $434 $426 $6,284 $3,932 $4,167 $1,295 $1,363 $1,526 BOLI Other Income Mortgage Banking Wealth Management Interchange Income Service Charges 4Q'21 3Q'22 4Q'22 Adjusted Noninterest Income1 ($ in thousands) 2 3 Noninterest Income ($ in thousands) 1 Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2 Other Income includes income and gains on SBIC investments, SBA gains, marine finance fees, and other fees related to customer activity as well as securities losses of $379 thousand in 4Q’21, $362 thousand in 3Q'22 and gains of $18 thousand in 4Q'22. 3 Other Income on an adjusted basis includes income and gains on SBIC investments, SBA gains, marine finance fees, and other fees related to customer activity. Noninterest Income Noninterest income increased $1.5 million from the prior quarter to $17.7 million, and adjusted noninterest income1 increased $1.2 million to $17.6 million. Changes on an adjusted basis include: • Service charges on deposits, which increased $0.5 million compared to the prior quarter and increased $1.4 million compared to the prior year quarter, continue to benefit from growth in commercial deposit relationships. • Interchange income increased $0.5 million compared to the prior quarter, driven by increased volume. • Despite the impact of market declines, the wealth management division demonstrated continued success in building relationships, and during the fourth quarter of 2022, assets under management grew $159.5 million, driving a $0.2 million, or 6%, increase in wealth management income quarter over quarter. • Mortgage banking fees continue to be impacted by the rapid increase in mortgage rates and low inventory levels, declining $1.6 million compared to the prior year quarter.

19FOURTH QUARTER 2022 INVESTOR PRESENTATION $48,309 $56,899 $70,431 $29,766 $32,488 $44,760$5,157 $5,598 $7,336 $1,015$5,546 $6,518 $8,213 $2,049 $2,003 $2,683 $5,791 $9,277 $7,439 Other Expense Legal & Professional Occupancy & Telephone Provision for Unfunded Commitments Data Processing Cost Salaries & Benefits 4Q'21 3Q'22 4Q'22 $50,263 $61,359 $91,510 $29,768 $32,494 $50,705 $1,304 $1,446 $4,763 $5,165 $5,393 $9,918 $1,015$5,693 $7,481 $8,586 $2,461 $3,794 $9,174 $5,872 $9,736 $8,364 Other Expense Legal & Professional Occupancy & Telephone Provision for Unfunded Commitments Data Processing Cost Amortization of Intangibles Salaries & Benefits 4Q'21 3Q'22 4Q'22 Adjusted Noninterest Expense1 ($ in thousands) 2 2 Noninterest Expense ($ in thousands) Noninterest expense increased $30.2 million on a GAAP basis and $13.5 million on an adjusted basis. With the acquisitions of Apollo and Drummond, the Company expanded into new markets, adding 20 new full service branches and welcoming over 300 new associates. Changes quarter-over-quarter on an adjusted basis, which exclude transaction-specific costs, include: • Salaries and benefits increased $12.3 million to $44.8 million in the fourth quarter of 2022. The increase is primarily the result of the increase in costs associated with adding new locations, bankers, and operational staff with the acquisitions of Apollo and Drummond. • Outsourced data processing costs and occupancy and telephone costs each increased by $1.7 million in the fourth quarter of 2022, with higher transaction volume and the growth in customers from the two bank acquisitions. • Other expenses decreased by $1.8 million, driven by lower employee placement fees in the quarter. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2Other Expense includes marketing expenses, foreclosed property expense and net loss/(gain) on sale, and other expenses associated with ongoing business operations. Noninterest Expense

20FOURTH QUARTER 2022 INVESTOR PRESENTATION Efficiency Ratio Trend - Continued Focus on Disciplined Expense Control Pa lm B ea ch C om m un ity a nd N or th S ta r Ba nk A cq ui si tio n 48% 60% 50% 62% 48% 53% 55% 60% 54% 62% 56% 57% 63% 4Q '19 1Q '20 2Q '20 3Q '20 4Q '20 1Q '21 2Q '21 3Q '21 4Q '21 1Q '22 2Q '22 3Q '22 4Q '22 48% 54% 50% 55% 49% 52% 53% 51% 53% 55% 53% 53% 52% 4Q '19 1Q '20 2Q '20 3Q '20 4Q '20 1Q '21 2Q '21 3Q '21 4Q '21 1Q '22 2Q '22 3Q '22 4Q '22 GAAP - Efficiency Adjusted - Efficiency1 • The efficiency ratio was 63.4% for the fourth quarter of 2022 compared to 57.1% in the prior quarter and 53.7% in the fourth quarter of 2021. • The adjusted efficiency ratio1 was 51.5% for the fourth quarter of 2022 compared to 53.3% in the prior quarter and 53.4% in the fourth quarter of 2021. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. First Bank of the Palm Beaches Freedom Bank Legacy Bank of Florida Sabal Palm Bank and Florida Business Bank Drummond Bank and Apollo Bank

21FOURTH QUARTER 2022 INVESTOR PRESENTATION $5,925 $6,451 $6,542 $6,691 $8,145 4.31% 4.30% 4.29% 4.45% 5.29% 3.94% 4.00% 4.10% 4.30% 4.80% Yield Excluding PPP and Accretion on Acquired Loans Reported Yield Total Loans 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 Total Loans End-of-Period ($ in millions) Disciplined Approach to Lending in a Strong Florida Economy Loans outstanding, excluding acquisitions, increased $240.8 million, or 14% annualized. Total loan originations were $649 million, including $490 million in commercial originations. Loan yields excluding accretion on acquired loans expanded to 4.80%. The weighted average add-on rate for loan outstandings increased to 6.52% by the end of the fourth quarter.

22FOURTH QUARTER 2022 INVESTOR PRESENTATION Investment Securities Performance and Composition Unrealized Loss in Securities as of December 31, 2022 (in thousands) Amortized Cost Fair Value Net Unrealized Loss Δ from 3Q’22 Available for Sale Government backed $ 13,813 $ 13,647 $ (166) $ (160) Agency mortgage backed 1,561,197 1,338,653 (222,544) 2,495 Private label MBS and CMOs 179,148 166,387 (12,761) 985 CLO 313,155 302,904 (10,251) (1,889) Municipal 29,350 27,741 (1,609) (503) Other Debt Securities 22,640 22,410 (230) 230 Total Available for Sale $ 2,119,303 $ 1,871,742 $ (247,561) $ 1,158 Held to Maturity Agency mortgage backed $ 747,408 $ 617,741 $ (129,667) $ 400 Total Held to Maturity $ 747,408 $ 617,741 $ (129,667) $ 400 Total Securities $ 2,866,711 $ 2,489,483 $ (377,228) $ 1,558 ($ in m ill io ns ) $639 $747 $795 $775 $747 $1,644 $1,707 $1,801 $1,861 $1,872 1.57% 1.68% 1.98% 2.36% 2.77% HTM Securities AFS Securities Yield 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 • Portfolio yield increased 41 basis points to 2.77% from 2.36% in the prior quarter. • AFS securities ended the quarter with a net unrealized loss of $247.6 million compared to a net unrealized loss of $246.4 million at September 30, 2022. • High quality portfolio consisting of 78% agency backed, with the remainder comprised primarily of highly-rated investment grade bonds. CLO portfolio is 61% AAA and 39% AA. • AFS portfolio duration of 3.73.

23FOURTH QUARTER 2022 INVESTOR PRESENTATION $870 $1,239 $1,387 4Q'20 4Q'21 4Q'22 Assets Under Management ($ in millions) 21% CA GR A Continued Focus on Building Wealth Management Assets under management totaled $1.4 billion at December 31, 2022, increasing 12% from December 31, 2021. This is a result of the wealth management team’s continuing success at winning business with commercial relationships and high net worth families across the footprint. Wealth management income was $2.9 million in the fourth quarter of 2022, compared to $2.7 million in the prior quarter, and $2.4 million in the prior year quarter. Since December 31, 2020, assets under management have increased at a compound annual growth rate (“CAGR”) of 21%.

24FOURTH QUARTER 2022 INVESTOR PRESENTATION Successful online and mobile upgrade deliver an improved customer experience 121%reduction of inbound calls to telephone support center for routine password changes or balance checks Improvement in App Store rating performance Seacoast Bank successfully upgraded its online and mobile banking platform in 2022 for consumers, small businesses, and commercial customers. New features and functionality enabled by best-in-class technology now deliver an improved user experience consistent across devices. Migrated over 100,000+ end users Drive adoption of new features with the goal of improving customer satisfaction 10 new features, 400+ functions in total Dramatic Improvements in Customer Experience prior P2P provider vs.13x Zelle® volume13% 2x Online account opening vs. PY

25FOURTH QUARTER 2022 INVESTOR PRESENTATION Allowance for Credit Losses and Purchase Discount ($ in thousands) Loans Outstanding Allowance for Credit Losses % of Category Purchase Discount % of Category Construction and Land Development $ 587,332 $ 6,464 1.10% $ 11,485 1.96 % Owner Occupied Commercial Real Estate 1,478,302 6,051 0.41 19,055 1.29 Commercial Real Estate 2,589,774 43,258 1.67 42,820 1.65 Residential Real Estate 1,849,503 29,605 1.60 10,306 0.56 Commercial & Financial 1,348,636 15,648 1.16 9,908 0.73 Consumer 286,587 12,869 4.49 4,160 1.45 Total Excluding PPP $ 8,140,134 $ 113,895 1.40% $ 97,734 1.20 % Paycheck Protection Program $ 4,590 $ — — % $ — — % Total $ 8,144,724 $ 113,895 1.40% $ 97,734 1.20 % The total allowance for credit losses of $113.9 million as of December 31, 2022 represents management’s estimate of lifetime expected credit losses. The remaining unrecognized discount on acquired loans of $97.7 million will be earned as an adjustment to yield over the life of the loans. Combined these result in $211.6 million, or 2.60%, loss absorption capacity. Additionally, a reserve for potential credit losses on lending-related commitments of $3.5 million is reflected within Other Liabilities.

26FOURTH QUARTER 2022 INVESTOR PRESENTATION Net Charge-Offs (Recoveries) $570 $79 $103 $782 0.04% 0.04% NCO NCO/Total Loans 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 ($ in thousands) Nonperforming Loans $30,598 $26,209 $26,442 $21,464 $28,843 0.52% 0.41% 0.40% 0.32% 0.35% NPL NPL/Total Loans 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 $83,315 $89,838 $90,769 $95,329 $113,895 1.43% 1.40% 1.39% 1.43% 1.40% 1.41% 1.39% 1.39% 1.42% 1.40% ACL ACL/Total Loans Excluding PPP ACL/Total Loans 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 9% 8% 7% 7% 7% 4% 4% 2% 1% 5% Classified Special Mention 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 Allowance for Credit Losses Criticized Loans as a % of Risk-Based Capital 0.10% Continued Strong Asset Quality Trends ($124)

27FOURTH QUARTER 2022 INVESTOR PRESENTATION $17.84 $17.12 $16.66 $15.98 $14.69 $22.40 $22.15 $21.65 $20.95 $22.45 Tangible Book Value Per Share Book Value Per Share 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 11.1% 9.9% 9.7% 9.8% 9.1% 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 18.2% 17.7% 17.7% 17.5% 15.8% 17.4% 16.8% 16.8% 16.5% 14.8% Total Risk Based Capital Tier 1 Ratio 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 14.3% 8.0% 13.0% 11.5% 10.4% 14.1% 10.0% 14.0% 12.5% 15.1% GAAP - ROTCE Adjusted - ROTCE 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2FDICIA defines well capitalized as 10.0% for total risk based capital and 8.0% for Tier 1 ratio at a total Bank level. Tangible Book Value and Book Value Per Share Tangible Common Equity / Tangible Assets Total Risk Based and Tier 1 CapitalReturn on Tangible Common Equity 1 10.0%2 8.0%2 Strong Capital Supporting a Fortress Balance Sheet

Michael Young SVP, Treasurer & Director of Investor Relations Michael.Young@SeacoastBank.com (772) 403-0451 INVESTOR RELATIONS NASDAQ: SBCF

29FOURTH QUARTER 2022 INVESTOR PRESENTATION Appendix

30FOURTH QUARTER 2022 INVESTOR PRESENTATION Low Historical Deposit Beta Coupled with Favorable Deposit Composition 0.25% 0.29% 0.50% 0.50% 0.50% 0.55% 1.00% 1.04% 1.25% 1.30% 1.53% 1.80% 2.01% 2.28% 2.50% 2.50% 0.13% 0.12% 0.13% 0.10% 0.15% 0.14% 0.14% 0.17% 0.22% 0.29% 0.33% 0.39% 0.43% 0.54% 0.67% 0.76% Fed Funds Rate Cost of Deposits 3Q’15 4Q’15 1Q’16 2Q’16 3Q’16 4Q’16 1Q’17 2Q’17 3Q’17 4Q’17 1Q’18 2Q’18 3Q’18 4Q’18 1Q’19 2Q’19 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 31.7% 38.1% 10.5% 10.1% 11.2% 5.7% 22.5% 24.4% 24.1% 21.6% Noninterest demand Savings Time Deposits Interest-bearing demand Money Market September 30, 2015 March 31, 2022 1Beta is calculated as the change in deposit costs divided by the change in Fed Funds Rate. Total 3Q15 to 2Q19 Deposit Beta1 equal to 28% Favorable deposit composition compared to prior start of rate cycle. Deposit Mix

31FOURTH QUARTER 2022 INVESTOR PRESENTATION Quarterly Trend Twelve Months Ended (Amounts in thousands) 4Q'22 3Q'22 2Q'22 1Q'22 4Q'21 4Q'22 4Q'21 Commercial pipeline at period end $ 395,652 $ 530,430 $ 476,693 $ 619,547 $ 397,822 $ 395,652 $ 397,822 Commercial loan originations1 489,605 340,438 461,855 372,986 408,948 1,664,884 1,137,847 Residential pipeline-saleable at period end 4,207 6,563 14,700 25,745 30,102 4,207 30,102 Residential loans-sold 10,652 16,381 42,666 51,222 69,224 120,921 422,796 Residential pipeline-portfolio at period end 17,149 60,684 53,092 87,950 25,589 17,149 25,589 Residential loans-retained2 74,272 69,272 102,996 175,457 49,065 421,997 464,631 Consumer pipeline at period end 36,585 43,732 75,532 61,613 29,739 36,585 29,739 Consumer originations 74,634 128,601 126,479 79,010 72,626 408,724 249,473 PPP originations — — — — — — 256,007 Total Pipelines at Period End $ 453,593 $ 641,409 $ 620,017 $ 794,855 $ 483,252 $ 453,593 $ 483,252 Total Originations $ 649,163 $ 554,692 $ 733,996 $ 678,675 $ 599,863 $ 2,616,526 $ 2,270,747 1Includes purchases of $19.3 million in 4Q’21 and $17.1 million in 3Q’21. 2Includes purchases of $111.3 million in 1Q’22, $180.8 million in 3Q'21 and $38.4 million in 2Q’21. Loan Production and Pipeline Trend

32FOURTH QUARTER 2022 INVESTOR PRESENTATION This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles (“GAAP”). The financial highlights provide reconciliations between GAAP and adjusted financial measures including net income, noninterest income, noninterest expense, tax adjustments and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. The Company believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance and if not provided would be requested by the investor community. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These disclosures should not be considered an alternative to GAAP. Explanation of Certain Unaudited Non-GAAP Financial Measures

33FOURTH QUARTER 2022 INVESTOR PRESENTATION Quarterly Trend Twelve Months Ended (Amounts in thousands except per share data) 4Q'22 3Q'22 2Q'22 1Q'22 4Q'21 4Q'22 4Q'21 Net Income $ 23,927 $ 29,237 $ 32,755 $ 20,588 $ 36,330 $ 106,507 $ 124,403 Total noninterest income 17,651 16,103 16,964 15,373 18,706 66,091 70,727 Securities losses/(gains), net (18) 362 300 452 379 1,096 578 Gain on sale of domain name (included in other income) — — — — (755) — (755) Total Adjustments to Noninterest Income (18) 362 300 452 (376) 1,096 (177) Total Adjusted Noninterest Income 17,633 16,465 17,264 15,825 18,330 67,187 70,550 Total noninterest expense 91,510 61,359 56,148 58,917 50,263 267,934 197,435 Merger related charges (16,140) (2,054) (3,039) (6,692) (482) (27,925) (7,853) Amortization of intangibles (4,763) (1,446) (1,446) (1,446) (1,304) (9,101) (5,033) Branch reductions and other expense initiatives (176) (960) — (74) (168) (1,210) (2,150) Total Adjustments to Noninterest Expense (21,079) (4,460) (4,485) (8,212) (1,954) (38,236) (15,036) Total Adjusted Noninterest Expense 70,431 56,899 51,663 50,705 48,309 229,698 182,399 Income Taxes 7,794 9,115 8,886 5,834 8,344 31,629 34,335 Tax effect of adjustments 5,338 1,222 1,213 2,196 280 9,969 3,536 Tax expense on BOLI surrender (276) — — — — (276) — Effect of change in corporate tax rate on deferred tax assets — — — — 774 — 774 Total Adjustments to Income Taxes 5,062 1,222 1,213 2,196 1,054 9,693 4,310 Adjusted Income Taxes 12,856 10,337 10,099 8,030 9,398 41,322 38,645 Adjusted Net Income $ 39,926 $ 32,837 $ 36,327 $ 27,056 $ 36,854 $ 136,146 $ 134,952 Earnings per diluted share, as reported $ 0.34 $ 0.47 $ 0.53 $ 0.33 $ 0.62 $ 1.66 $ 2.18 Adjusted Earnings per Diluted Share 0.56 0.53 0.59 0.44 0.62 2.12 2.36 Average diluted shares outstanding 71,374 61,961 61,923 61,704 59,016 64,264 57,088 GAAP to Non-GAAP Reconciliation

34FOURTH QUARTER 2022 INVESTOR PRESENTATION Quarterly Trend Twelve Months Ended (Amounts in thousands except per share data) 4Q'22 3Q'22 2Q'22 1Q'22 4Q'21 4Q'22 4Q'21 Adjusted Noninterest Expense $ 70,431 $ 56,899 $ 51,663 $ 50,705 $ 48,309 $ 229,698 $ 182,399 Foreclosed property expense and net (loss)/gain on sale 411 (9) 968 164 175 1,534 264 Provision for unfunded commitments — (1,015) — (142) — (1,157) (133) Net Adjusted Noninterest Expense $ 70,842 $ 55,875 $ 52,631 $ 50,727 $ 48,484 $ 230,075 $ 182,530 Revenue $ 137,360 $ 104,387 $ 98,611 $ 91,895 $ 90,995 $ 432,253 $ 346,752 Total Adjustments to Revenue (18) 362 300 452 (376) 1,096 (177) Impact of FTE adjustment 149 115 117 117 123 498 516 Adjusted Revenue on a Fully Taxable Equivalent Basis $ 137,491 $ 104,864 $ 99,028 $ 92,464 $ 90,742 $ 433,847 $ 347,091 Adjusted Efficiency Ratio 51.52% 53.28% 53.15% 54.86% 53.43% 53.03% 52.59 % Net Interest Income $ 119,709 $ 88,284 $ 81,647 $ 76,522 $ 72,289 $ 366,162 $ 276,025 Impact of FTE adjustment 149 115 117 117 123 498 516 Net Interest Income including FTE adjustment $ 119,858 $ 88,399 $ 81,764 $ 76,639 $ 72,412 $ 366,660 $ 276,541 Total noninterest income 17,651 16,103 16,964 15,373 18,706 66,091 70,727 Total noninterest expense 91,510 61,359 56,148 58,917 50,263 267,934 197,435 Pre-Tax Pre-Provision Earnings $ 45,999 $ 43,143 $ 42,580 $ 33,095 $ 40,855 $ 164,817 $ 149,833 Total Adjustments to Noninterest Income (18) 362 300 452 (376) 1,096 (177) Total Adjustments to Noninterest Expense (20,668) (5,484) (3,517) (8,190) (1,779) (37,859) (14,905) Adjusted Pre-Tax Pre-Provision Earnings $ 66,649 $ 48,989 $ 46,397 $ 41,737 $ 42,258 $ 203,772 $ 164,561 Average Assets $ 12,139,856 $ 10,585,338 $ 10,840,518 $ 10,628,516 $ 10,061,382 $ 11,051,428 $ 9,337,054 Less average goodwill and intangible assets (521,412) (305,935) (307,411) (304,321) (267,692) (360,217) (249,089) Average Tangible Assets $ 11,618,444 $ 10,279,403 $ 10,533,107 $ 10,324,195 $ 9,793,690 $ 10,691,211 $ 9,087,965 GAAP to Non-GAAP Reconciliation

35FOURTH QUARTER 2022 INVESTOR PRESENTATION Quarterly Trend Twelve Months Ended (Amounts in thousands except per share data) 4Q'22 3Q'22 2Q'22 1Q'22 4Q'21 4Q'22 4Q'21 Return on Average Assets (ROA) 0.78% 1.10% 1.21% 0.79% 1.43% 0.96% 1.33 % Impact of removing average intangible assets and related amortization 0.16 0.07 0.08 0.06 0.08 0.10 0.08 Return on Average Tangible Assets (ROTA) 0.94 1.17 1.29 0.85 1.51 1.06 1.41 Impact of other adjustments for Adjusted Net Income 0.42 0.10 0.09 0.21 (0.02) 0.21 0.07 Adjusted Return on Average Tangible Assets 1.36 1.27 1.38 1.06 1.49 1.27 1.48 Average Shareholders' Equity $ 1,573,704 $ 1,349,475 $ 1,350,568 $ 1,400,535 $ 1,303,686 $ 1,418,855 $ 1,215,312 Less average goodwill and intangible assets (521,412) (305,935) (307,411) (304,321) (267,692) (360,217) (249,089) Average Tangible Equity $ 1,052,292 $ 1,043,540 $ 1,043,157 $ 1,096,214 $ 1,035,994 $ 1,058,638 $ 966,223 Return on Average Shareholders' Equity 6.03% 8.60% 9.73% 5.96% 11.06% 7.51% 10.24 % Impact of removing average intangible assets and related amortization 4.33 2.93 3.28 2.06 3.23 3.19 3.03 Return on Average Tangible Common Equity (ROTCE) 10.36 11.53 13.01 8.02 14.29 10.70 13.27 Impact of other adjustments for Adjusted Net Income 4.69 0.95 0.96 1.99 (0.18) 2.16 0.70 Adjusted Return on Average Tangible Common Equity 15.05 12.48 13.97 10.01 14.11 12.86 13.97 Loan Interest Income1 $ 105,437 $ 74,050 $ 69,388 $ 67,198 $ 64,487 $ 316,073 $ 251,834 Accretion on acquired loans (9,710) (2,242) (2,720) (3,717) (3,520) (18,389) (12,757) Interest and fees on PPP loans (39) (320) (741) (1,523) (3,352) (2,623) (21,282) Loan interest income excluding PPP and accretion on acquired loans $ 95,688 $ 71,488 $ 65,927 $ 61,958 $ 57,615 $ 295,061 $ 217,795 Yield on Loans1 5.29% 4.45% 4.29% 4.30% 4.31% 4.62% 4.38 % Impact of accretion on acquired loans (0.49) (0.14) (0.16) (0.24) (0.24) (0.27) (0.22) Impact of PPP loans 0.00 (0.01) (0.03) (0.06) (0.13) (0.02) (0.10) Yield on loans excluding PPP and accretion on acquired loans 4.80% 4.30% 4.10% 4.00% 3.94% 4.33% 4.06% 1On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost. GAAP to Non-GAAP Reconciliation

36FOURTH QUARTER 2022 INVESTOR PRESENTATION Quarterly Trend Six Months Ended (Amounts in thousands except per share data) 4Q'22 3Q'22 2Q'22 1Q'22 4Q'21 4Q'22 4Q'21 Net Interest income1 $ 119,858 $ 88,399 $ 81,764 $ 76,639 $ 72,412 $ 366,660 $ 276,541 Accretion on acquired loans (9,710) (2,242) (2,720) (3,717) (3,520) (18,389) (12,757) Interest and fees on PPP loans (39) (320) (741) (1,523) (3,352) (2,623) (21,282) Net interest income excluding PPP and accretion on acquired loans $ 110,109 $ 85,837 $ 78,303 $ 71,399 $ 65,540 $ 345,648 $ 242,502 Net Interest Margin1 4.36% 3.67% 3.38% 3.25% 3.16% 3.69% 3.27 % Impact of accretion on acquired loans (0.35) (0.09) (0.12) (0.15) (0.15) (0.18) (0.15) Impact of PPP loans — (0.01) (0.02) (0.05) (0.10) (0.02) (0.11) Net interest margin excluding PPP and accretion on acquired loans 4.01% 3.57% 3.24% 3.05% 2.91% 3.49% 3.01 % Security Interest Income1 $ 18,694 $ 15,827 $ 12,562 $ 10,218 $ 8,750 $ 57,301 $ 29,936 Tax equivalent adjustment on securities (34) (35) (36) (37) (37) (142) (153) Security interest income excluding tax equivalent adjustment $ 18,660 $ 15,792 $ 12,526 $ 10,181 $ 8,713 $ 57,159 $ 29,783 Loan Interest Income1 $ 105,437 $ 74,050 $ 69,388 $ 67,198 $ 64,487 $ 316,073 $ 251,834 Tax equivalent adjustment on loans (115) (80) (81) (80) (86) (356) (363) Loan interest income excluding tax equivalent adjustment $ 105,322 $ 73,970 $ 69,307 $ 67,118 $ 64,401 $ 315,717 $ 251,471 Net Interest Income1 $ 119,858 $ 88,399 $ 81,764 $ 76,639 $ 72,412 $ 366,660 $ 276,541 Tax equivalent adjustment on securities (34) (35) (36) (37) (37) (142) (153) Tax equivalent adjustment on loans (115) (80) (81) (80) (86) (356) (363) Net interest income excluding tax equivalent adjustment $ 119,709 $ 88,284 $ 81,647 $ 76,522 $ 72,289 $ 366,162 $ 276,025 1On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost. GAAP to Non-GAAP Reconciliation